Exhibit 1

Independent Accountant’s Report on Applying Asset Agreed Upon Procedures

The Board of Directors Gemgarto 2021-1 PLC 10th Floor, 5 Churchill Place London E14 5HU United Kingdom (the “Issuer”)	Lloyds Bank Corporate Markets PLC 25 Gresham Street London EC2V 7HN United Kingdom (the “Arranger”)

The Board of Directors Kensington Holdco Limited Ascot House Maidenhead Office Park Maidenhead SL6 3QQ United Kingdom (the “Seller” and the “U.S. Risk Retention Holder”)	BNP Paribas 10 Harewood Avenue London NW1 6AA United Kingdom (“BNPP”)

The Board of Directors Kensington Mortgage Company Limited Ascot House Maidenhead Office Park Maidenhead SL6 3QQ United Kingdom (the “Legal Title Holder”)	National Australia Bank Limited The Scalpel 52 Lime Street London EC3M 7AF United Kingdom (“NAB” and together with the Arranger and BNPP, the “Joint Lead Managers”)

19 January 2021

PROPOSED ISSUE BY GEMGARTO 2021-1 PLC OF RESIDENTIAL MORTGAGE BACKED NOTES (the “Issue”)

Dear Sirs and Madams

We have performed the procedures enumerated below, which were agreed to by the Issuer, the Seller, the U.S. Risk Retention Holder, the Legal Title Holder, the Arranger, the Joint Lead Managers and the Managers. The procedures were performed solely for the purpose of certain agreed upon procedures on certain loans in the Gemgarto Loan Pool and the FSQ Loan Pool (together, the “Loan Pools”) related to the issuance of residential mortgage-backed floating rate securities by the Issuer. This agreed upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Issuer, the Seller, the U.S. Risk Retention Holder, the Legal Title Holder, the Arranger, the Joint Lead Managers and the Managers. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report (the “Asset Agreed Upon Procedures Report”) is addressed to the Board of Directors of the Issuer, the Board of Directors of the Seller, the Board of Directors of the U.S. Risk Retention Holder, the Board of Directors of the Legal Title Holder, the Arranger, the Joint Lead Managers and the Managers identified in Appendix 1 of the Engagement Letter who have agreed to participate in the proposed Issue.

These procedures were established with the Issuer, the Seller, the U.S. Risk Retention Holder, the Legal Title Holder, the Arranger, the Joint Lead Managers and the Managers, and the sufficiency of the procedures as described below is solely the responsibility of the Issuer, the Seller, the U.S. Risk Retention Holder, the Legal Title Holder, the Arranger, the Joint Lead Managers and the Managers.

The procedures that we performed and our findings are as follows:

1.	Scope of our work and factual findings

The procedures performed were as defined in Appendix 4 of the Engagement Letter (the “Agreed Upon Procedures”).

The Legal Title Holder informed us that the Gemgarto Loan Pool contained a total of 1,926 residential mortgage loans (the “Gemgarto Pool Run”). A random sample of 59 residential mortgage loans were selected from the Gemgarto Pool Run using the sampling approach below (the “Gemgarto Sample”).

The Legal Title Holder then provided us with a data files ‘Gemgarto AUP Data File - 2021.12.31.xlsb’ and ‘GMG21-1 GMCs v4.0.xlsx’ (together, the “Gemgarto Sample Pool”) which contained pseudonymised information for each loan in the Gemgarto Sample as at 31 December 2020 (the “Gemgarto Cut-Off Date”).

A file containing the look-up of the pseudonymised information to the account number and borrower personal information (the “Gemgarto Look-Up”) was provided to us by the Legal Title Holder on their remote access system. The Legal Title Holder undertakes to retain the Gemgarto Look-Up for the period in accordance with clause 6.6 of the Engagement Letter.

Additionally, the Legal Title Holder informed us that the FSQ Loan Pool contained a total of 925 residential mortgage loans (together, the “FSQ Pool Run”). A random sample of 58 residential mortgage loans were selected from the FSQ Pool Run using the sampling approach below (the “FSQ Sample”).

The Legal Title Holder then provided us with the data files ‘FSQ AUP Data File - 2021.12.31.xlsb’ and ‘GMG21-1 GMCs v4.0.xlsx’ (the “FSQ Sample Pool”) which contained pseudonymised information for each loan in the FSQ Sample as at 31 December 2020 (the “FSQ Cut-Off Date”).

A file containing the look-up of the pseudonymised information to the account number and borrower personal information (the “FSQ Look-Up”) was provided to us by the Legal Title Holder on their remote access system. The Legal Title Holder undertakes to retain the FSQ Look-Up for the period in accordance with clause 6.6 of the Engagement Letter.

We have carried out the Agreed Upon Procedures on the Gemgarto Sample Pool and the FSQ Sample Pool (together, the “Sample Pools”) during the period 6-8 January 2021.

The sampling approach

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed upon procedures in relation to certain characteristics of a random sample of individual loans. In this case the Agreed Upon Procedures related to the documentation and procedures that support the Sample Pools contained in the Gemgarto Pool Run and the FSQ Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 2.1 to 2.19 and 3.1 to 3.8 under the agreed upon procedures sections below, have been limited to confirming that the selected attribute from the Loan Pools information relating to the Sample Pools agreed to the original loan documentation or copies thereof provided to us in the loan file. We are entitled to assume that the loan documentation is correct and we have not sought to independently verify this information. The loan documentation used in these Agreed upon Procedures was the following: Application Form, Offer Letter, CML Disclosure of Incentives Form (“CML Documentation”), solicitor’s letter, Certificate of Title (“COT”), Valuation Report, automated valuation model (“AVM”) Report, Land Registry Report, DPR system, Summit system and Activate system (the DPR system, the Summit system and the Activate system together, the “System”), Credit Search, Payslips, Employer’s Confirmation, P60, SA302, Bank Statements and Accountant Certified Accounts.

Objectives

The sample sizes chosen were designed with the objective of us being able to state that we are 95% confident that not more than 5% of the population of the Loan Pools contained an error in the relevant attribute. Where errors were found in the Sample Pools, we have re-calculated the percentage errors that there might be in the Loan Pools and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purposes of the Issue.

2.	Pool agreed upon procedures – Gemgarto Loan Pool

For each loan in the Gemgarto Sample Pool we carried out the following agreed upon procedures:

2.1	Borrower Name(s)

In respect of the paragraphs below (2.1.1 to 2.1.3) “substantially agreed” is defined as being able to identify the name even where minor spelling errors or reversals of initials had occurred.

2.1.1

For each loan shown in the Gemgarto Sample Pool, we have compared whether the borrower name(s) shown in the Gemgarto Look-Up substantially agreed with that shown on the Application Form. We found that the borrower name(s) agreed to the Application Form, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Gemgarto Pool Run contains errors.

2.1.2

For each loan shown in the Gemgarto Sample Pool, we have compared whether the borrower name(s) shown in the Gemgarto Look-Up substantially agreed with that shown on the Offer Letter. We found that the borrower name(s) agreed to the Offer Letter, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Gemgarto Pool Run contains errors.

2.1.3

For each loan shown in the Gemgarto Sample Pool, we have compared whether the borrower name(s) shown in the Gemgarto Look-Up substantially agreed with that shown on the COT or Land Registry Report. We found that the borrower name(s) agreed to the COT or Land Registry Report, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Gemgarto Pool Run contains errors.

2.2	Property Address

In respect of the paragraphs below (2.2.1 to 2.2.3), “substantially agreed” is defined as being able to identify the address where minor spelling errors have occurred or where the absence or the addition of a house name, an estate name or a geographic area identifier has occurred, or an incomplete or incorrect postcode is found.

2.2.1

For each loan shown in the Gemgarto Sample Pool, we have compared whether the property address shown in the Gemgarto Look-Up substantially agreed with that shown on the Offer Letter. In the case of new build properties where the given postal address differs from the plot address as per the documents, we confirmed whether either the CML Documentation or a solicitor’s letter stated that the plot and postal addresses referred to the same property. We found that the property address agreed as described above, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Gemgarto Pool Run contains errors.

2.2.2

For each loan shown in the Gemgarto Sample Pool, we have compared whether the property address shown in the Gemgarto Look-Up substantially agreed with that shown on the Valuation Report (or on the AVM Report where applicable). We found that the property address agreed to the Valuation Report (or on the AVM Report where applicable), with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Gemgarto Pool Run contains errors.

2.2.3

For each loan shown in the Gemgarto Sample Pool, we have compared whether the property address shown in the Gemgarto Look-Up substantially agreed with that shown on the COT or Land Registry Report. We found that the property address agreed to the COT or Land Registry Report, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Gemgarto Pool Run contains errors.

2.3	Property Tenure

For each loan shown in the Gemgarto Sample Pool, we have compared whether the property tenure agreed with that shown on the COT or Land Registry Report. We found that the property tenure agreed to the COT or Land Registry Report, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Gemgarto Pool Run contains errors.

2.4	Amount Advanced

For each loan shown in the Gemgarto Sample Pool, we have compared whether the amount advanced agreed with that shown on the Offer Letter, to within £100. We found that the amount advanced agreed to the Offer Letter, to within £100, except for 1 case.

Deloitte reference	Description of exception
DT47	Gemgarto Sample Pool = £382,500, System = £384,499

As a result of the procedures performed there is a 95% confidence that not more than 8% of the Gemgarto Pool Run contains errors.

2.5	Current Balance

For each loan shown in the Gemgarto Sample Pool, we have compared whether the current balance agreed with the current balance as at the Gemgarto Cut-Off Date shown on the System, to within £250. For loans originated the month prior to the Gemgarto Cut-Off date, we have compared whether the amount advanced shown in the Gemgarto Sample Pool agreed with the current balance net of any transactions between the Origination Date and the Gemgarto Cut-Off Date shown on the System. We found that the current balance agreed as above, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Gemgarto Pool Run contains errors.

2.6	Original Term

For each loan shown in the Gemgarto Sample Pool, we have compared whether the original term agreed with the term shown in the Offer Letter. We found that the original term agreed to that in the Offer Letter, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Gemgarto Pool Run contains errors.

2.7	Valuation Amount

For each loan shown in the Gemgarto Sample Pool, we have compared whether the valuation amount agreed with the amount shown on the Valuation Report (or on the AVM Report where applicable). For the purposes of this test, where the valuation amount per the Gemgarto Sample Pool agreed with the valuation amount after essential repairs have been completed, we have assumed that the essential repairs have been completed. We found that the valuation amount agreed to that shown on the Valuation Report (or on the AVM Report where applicable), with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Gemgarto Pool Run contains errors.

2.8	Valuation Date

For each loan shown in the Gemgarto Sample Pool, we have compared whether the valuation date agreed with that shown on the Valuation Report (or on the AVM Report where applicable), to within 15 days, or in the case of loans with a re-inspection or additional Valuation Report on file, whether the valuation date is no later than 6 months after the date on the original Valuation Report. We found that the valuation date agreed to that shown on the Valuation Report (or on the AVM Report where applicable) as above, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Gemgarto Pool Run contains errors.

2.9	Credit Search

For each loan shown in the Gemgarto Sample Pool, we have compared whether a Credit Search had been completed in the name(s) of the borrower(s) on the DPR system or a copy of the Credit Search. We found that a Credit Search had been completed in the name(s) of the borrower(s) on the DPR system or on a copy of the Credit Search, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Gemgarto Pool Run contains errors.

2.10	Income Confirmation

For each loan shown in the Gemgarto Sample Pool, we confirmed whether proof of income in the form of Payslips, Employer’s Confirmation, P60, SA302 or Accountant Certified Accounts was held on the loan file for at least one of the borrowers. We found proof of income was held on the loan file, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Gemgarto Pool Run contains errors.

2.11	Document Signatories

2.11.1

For each loan shown in the Gemgarto Sample Pool, we noted whether the Application Form had been signed in the designated signature space. We found that the Application Form had been signed, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Gemgarto Pool Run contains errors.

2.11.2

For each loan shown in the Gemgarto Sample Pool, we noted whether the Valuation Report had been signed in writing or electronically in the designated signature space, or was an AVM Report. We found that the Valuation Report had been signed where applicable, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Gemgarto Pool Run contains errors.

2.11.3

For each loan shown in the Gemgarto Sample Pool, we noted whether the COT had been signed in the designated signature space. We found that the COT had been signed in the space designated for the solicitor, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Gemgarto Pool Run contains errors.

2.12	Origination Date

For each loan shown in the Gemgarto Sample Pool, we have compared whether the origination date agreed with that shown on the System, to within 1 day. We found that the origination date agreed to the System, to within 1 day, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Gemgarto Pool Run contains errors.

2.13	Current Interest Rate

For each loan shown in the Gemgarto Sample Pool, we have compared whether the current interest rate agreed with that shown on the System. We found that the current interest rate agreed to the System, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Gemgarto Pool Run contains errors.

2.14	Arrears Balance

For each loan shown in the Gemgarto Sample Pool, we have compared whether the arrears balance either a) was no more than 3 times the committed monthly instalment (“CMI”) amount as shown on the System, or b) agreed to the System. We found that the arrears balance agreed to one of the above criteria, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Gemgarto Pool Run contains errors.

2.15	General Mortgage Conditions (“GMCs”) of loan

For each loan shown in the Gemgarto Sample Pool, we have compared whether the year of publication of the GMCs agreed with that shown on the Offer Letter. We found that the year of publication of the GMCs agreed to the Offer Letter, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Gemgarto Pool Run contains errors.

2.16	Product Type

For each loan shown in the Gemgarto Sample Pool, we confirmed whether the product type agreed with the System. We found that the product type agreed to that shown on the System, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Gemgarto Pool Run contains errors.

2.17	Equity Loan Amount

For each loan shown in the Gemgarto Sample Pool, we confirmed the equity loan amount agreed with the System. We found that the equity loan amount agreed to the System, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Gemgarto Pool Run contains errors.

2.18	Count Court Judgements (“CCJs”)

For each loan shown in the Gemgarto Sample Pool, we confirmed that no CCJs were recorded on the Credit Search for each borrower in the three years prior to origination. We found that no CCJs were recorded on the Credit Search for each borrower in the three years prior to origination, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Gemgarto Pool Run contained errors.

2.19	Bankruptcy/IVA

For each loan shown in the Gemgarto Sample Pool, we confirmed that no declaration of Bankruptcy/IVA was recorded on the Credit Search for each borrower in the three years prior to origination. We found that no declaration of Bankruptcy/IVA was recorded on the Credit Search for each borrower in the three years prior to origination, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Gemgarto Pool Run contained errors.

3.	Pool agreed upon procedures – FSQ Loan Pool

For each loan in the FSQ Sample Pool we carried out the following agreed upon procedures:

3.1	Current Balance

For each loan shown in the FSQ Sample Pool, we have compared whether the current balance agreed with the current balance as at the FSQ Cut-Off Date shown on the System, to within £250. For loans originated the month prior to the FSQ Cut-Off date, we have compared whether the amount advanced shown in the FSQ Sample Pool agreed with the current balance net of any transactions between the Origination Date and the FSQ Cut-Off Date shown on the System. We found that the current balance agreed as above, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the FSQ Pool Run contains errors.

3.2	Current Interest Rate

For each loan shown in the FSQ Sample Pool, we have compared whether the current interest rate agreed with that shown on the System. We found that the current interest rate agreed to the System, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the FSQ Pool Run contains errors.

3.3	Arrears Balance

For each loan shown in the FSQ Sample Pool, we have compared whether the arrears balance either a) was no more than 3 times the committed monthly instalment (“CMI”) amount as shown on the System, or b) agreed to the System. We found that the arrears balance agreed to one of the above criteria, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the FSQ Pool Run contains errors.

3.4	General Mortgage Conditions (“GMCs”) of loan

For each loan shown in the FSQ Sample Pool, we have compared whether the year of publication of the GMCs agreed with that shown on the Offer Letter. We found that the year of publication of the GMCs agreed to the Offer Letter, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the FSQ Pool Run contains errors.

3.5	Product Type

For each loan shown in the FSQ Sample Pool, we confirmed whether the product type agreed with the System. We found that the product type agreed to that shown on the System, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the FSQ Pool Run contains errors.

3.6	Equity Loan Amount

For each loan shown in the FSQ Sample Pool, we confirmed the equity loan amount agreed with the System. We found that the equity loan amount agreed to the System, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the FSQ Pool Run contains errors.

3.7	Count Court Judgements (“CCJs”)

For each loan shown in the FSQ Sample Pool, we confirmed that no CCJs were recorded on the Credit Search for each borrower in the three years prior to origination. We found that no CCJs were recorded on the Credit Search for each borrower in the three years prior to origination, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the FSQ Pool Run contains errors.

3.8	Bankruptcy/IVA

For each loan shown in the FSQ Sample Pool, we confirmed that no declaration of Bankruptcy/IVA was recorded on the Credit Search for each borrower in the three years prior to origination. We found that no declaration of Bankruptcy/IVA was recorded on the Credit Search for each borrower in the three years prior to origination, with no exceptions.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the FSQ Pool Run contains errors.

Other than as noted above our procedures were performed without exception.

4.	Eligibility Criteria

The management of the Legal Title Holder provided us with a data file, ‘GMG21-1 Data Tape - 2020.12.31 v3.0.xlsb’ (the “Eligibility Data File”), containing data in respect of the Gemgarto and FSQ Loan Pools as at 31 December 2020 (the “Cut-Off Date”). For the avoidance of doubt, we have not independently verified the data in the Eligibility Data File. We used the Eligibility Data File to confirm whether certain eligibility criteria (as listed below which the Legal Title Holder has identified as required to be met for the purpose of the securitisation) had been met.

The	procedures performed were as follows:

(a)	All loans are originated by Kensington Mortgage Company Limited.

(b)	No loan was originated prior to 30 May 2014.

(c)	No loan has a principal balance of greater than £1,050,600.80.

(d)	No loan has a loan-to-value ratio at origination of greater than 95 per cent.

(e)	On all loans to a single borrower, the aggregate maximum loan amount at origination was £1,065,156.25.

(f)	No loan has a final maturity beyond 31 December 2060.

(g)	Each loan was originated and is currently denominated in sterling.

(h)	Each property is located in England, Wales or Scotland.

(i)	Each property in England or Wales is either freehold or leasehold and each property in Scotland is either heritable or held under a long lease.

(j)	No loan is identified as a buy-to-let loan, a flexible loan or a self-certified loan.

(k)	The maximum initial term of each loan (rounded down to the nearest full year) is 40 years.

(l)	Each borrower was at least 18 years of age prior to completion of the Loan.

(m)	Each loan is a fixed rate loan or a floating rate loan.

(n)

No borrower is flagged as (i) being subjected to a bankruptcy order or individual voluntary arrangement (or Scottish equivalent); or (ii) having a county court judgement against them, within three years prior to the date of origination.

(o)	No loan is more than three months in arrears as at the Cut-Off Date.

We confirmed that each loan in the Eligibility Data File agreed to the above criteria, with no exception.

5.	Scope of this Asset Agreed Upon Procedures Report

The scope of our work in preparing this Asset Agreed Upon Procedures Report was limited solely to those procedures set out above. We were not engaged to and did not conduct an audit the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the sufficiency of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset Agreed Upon Procedures Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Report.

This Asset Agreed Upon Procedures Report has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards. This Asset Agreed Upon Procedures Report is only intended to be relied on in connection with any obligations or responsibilities in connection with the Issue that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this Asset Agreed Upon Procedures Report in connection with any offering of securities outside the United States.

6.	Use of this Asset Agreed Upon Procedures Report

Subject to the terms specified in in our Engagement Letter dated 15 January 2021, this Asset Agreed Upon Procedures Report is provided solely for the private information and use of the Issuer, the Seller, the U.S. Risk Retention Holder, the Legal Title Holder, the Arranger, the Joint Lead Managers and the Managers and is not intended to be and should not be used by anyone other than the Issuer, the Seller, the U.S. Risk Retention Holder, the Legal Title Holder, the Arranger, the Joint Lead Managers and the Managers. This Agreed Upon

Procedures Report should not be included in any publicly filed or publicly available document nor should this Agreed Upon Procedures Report, the services performed hereunder, or Deloitte’s engagement hereunder be referred to in any publicly filed or publicly available document, in each case, except under the terms specified in our Engagement Letter. For the avoidance of doubt, the Arranger, the Joint Lead Managers and the Managers are being provided with the Asset Agreed Upon Procedures Report in their capacity as addressees and not the engaging party.

If you have any questions or would like to discuss the content of this Asset Agreed Upon Procedures Report please do not hesitate to contact Dan Keeble on 0207 303 4461.

Yours truly,

Deloitte LLP